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EXHIBIT 10.1.1

FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of December 31, 2001 and entered into by and among TRAMMELL CROW COMPANY, a Delaware corporation ("Borrower"), each lender that is a signatory to this Amendment (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns, "Administrative Agent") and as Issuing Bank (in such capacity, together with its successors and assigns, "Issuing Bank").

R E C I T A L S

        A.    Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of December 18, 2000, executed by Borrower, Administrative Agent, and the Lenders defined therein (the "Credit Agreement") pursuant to which such Lenders extended to Borrower a $150,000,000 revolving credit facility for general corporate purposes including Permitted Distributions, Permitted Redemptions, the acquisition and development of Real Estate Investments and Permitted Acquisitions, and working capital.

        B.    Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

        C.    Borrower and the Credit Parties desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Administrative Agent, and Documentation Agent agree as follows:

        1.    Amendments to the Credit Agreement.

        (a)  The definition of "Base Net Worth" in Section 1.1 is hereby deleted in its entirety.

        (b)  The definition of "Minimum Net Worth" in Section 1.1 is hereby deleted in its entirety and replaced with the following:

"Minimum Net Worth" means, as of any date during the following periods, the amount set forth opposite such periods below:

Period	Minimum Amount
Closing Date through September 30, 2001	$225,000,000
October 1, 2001 through September 30, 2002	$250,000,000
October 1, 2002 through September 30, 2003	$275,000,000
October 1, 2003 and thereafter	$300,000,000

        (c)  Section 6.4(h) is hereby deleted in its entirety and replaced with the following:

(h)
Maximum Investment in Real Estate Investments. Borrower shall not permit the total amount of Real Estate Investments as of the last day of any Fiscal Quarter to exceed the lesser of (a) the product of: (i) Gross EBITDA for the four (4) Fiscal Quarters ending on the last day of such Fiscal Quarter, multiplied by (ii) three (3), or (b) $275,000,000. For purposes hereof, the amount of Real Estate Investments shall be calculated as the sum of (i) the amount of the Companies' Share of Real Estate Investments (other than Stock of Joint Ventures or Unconsolidated Entities) owned by the Companies, and (ii) the amount of the Companies' Investments in Stock of Joint Ventures and Unconsolidated Entities that own Real Estate Investments.

        2.    Amendment of Credit Agreement and Other Loan Documents.

        (a)  All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

        (b)  Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

        3.    Ratifications.    Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and Liens.

        4.    Representations.    Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Companies that are parties to this Amendment and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally or by general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

        5.    Conditions.    This Amendment shall not be effective unless and until:

        (a)  Administrative Agent shall have received this Amendment duly executed by Borrower, each of the Companies that is party hereto, and the Requisite Lenders;

        (b)  the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

        (c)  both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

        6.    Continued Effect.    Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan

Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

        7.    Miscellaneous.    Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed—and its performance enforced—under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

        8.    Parties.    This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

        9.    Entireties.    The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

        EXECUTED as of the day and year first mentioned.

TRAMMELL CROW COMPANY, a Delaware corporation, as Borrower
By:	/s/ WILLIAM P. LEISER
William P. Leiser Executive Vice President—Finance and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank, and a Lender
By:	/s/ ANTHONY FERTITTA
Anthony Fertitta Vice President

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

FLEET NATIONAL BANK, as a Lender
By:	/s/ JAMES B. MCLAUGHLIN

Name: James B. McLaughlin Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

FIRST TENNESSEE BANK, N.A., as a Lender
By:	/s/ SAM JENKINS

Name: Sam Jenkins Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ ABID GILANI

Name: Abid Gilani Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

FIRSTAR BANK, N.A., as a Lender
By:	/s/ TIMOTHY B. KENNEY

Name: Timothy B. Kenney Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT OF
AMENDED AND RESTATED CREDIT AGREEMENT
EXECUTED BY
TRAMMELL CROW COMPANY, AS BORROWER,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND THE LENDERS DEFINED THEREIN

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ JULIE ANNE THICK

Name: Julie Anne Thick Title: Vice President

        To induce the Credit Parties to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

EACH OF THE CORPORATE GUARANTORS/PLEDGORS LISTED ON SCHEDULE I ATTACHED HERETO
By:	/s/ WILLIAM P. LEISER
William P. Leiser Authorized Officer

SCHEDULE 1

Blue Rock Construction, Inc.
Corporate Title, Inc.
Corvus Construction Services, Inc.
Crow Construction, Inc.
Leeds Construction Services, Inc.
Raven Construction, Inc.
Raven Construction Services Company
Raven North, Inc.
Raven South, Inc.
TC Atlanta, Inc.
TC Boston Corporate Services, Inc.
TC Carolinas, Inc.
TC Chicago, Inc.
TC Contractors, Inc.
TC Denver, Inc.
TC Detroit, Inc.
TC Houston, Inc.
TC Indianapolis, Inc.
TC Kansas City, Inc.
TC Kentucky, Inc.
TC Midatlantic, Inc.
TC Milwaukee, Inc.
TC New England, Inc.
TC New England Brokerage, Inc.
TC New Mexico, Inc.
TC Northeast Metro, Inc.
TC Northern California, Inc.
TC Oklahoma City, Inc.
TC Portland, Inc.
TC Reno, Inc.
TC Seattle, Inc.
TC Servicenet, Inc.
TC St. Louis, Inc.
TC Tennessee, Inc.
TC Tulsa, Inc.
TCC-Phoenix, Inc.
TCC Risk Services, Inc.
TCCT Real Estate, Inc.	TCDFW, Inc.
TCSE Realty Services, Inc.
Title Associates, Inc.
Tooley & Company, Inc.
Trammell Crow Automotive Realty Services, Inc.
Trammell Crow BTS, Inc.
Trammell Crow Construction-Atlanta, Inc.
Trammell Crow Company Construction Services, Inc.
Trammell Crow Corporate Services, Inc.
Trammell Crow Denver, Inc.
Trammell Crow Healthcare Services, Inc.
Trammell Crow Higher Education Services, Inc.
Trammell Crow Louisiana Construction, Inc.
Trammell Crow Mall Marketing, Inc.
Trammell Crow NW, Inc.
Trammell Crow Operations, Inc.
Trammell Crow Realty Services, Inc.
Trammell Crow Retail Services, Inc.
Trammell Crow Retail Services-Brokerage, Inc.
Trammell Crow SE, Inc.
Trammell Crow So. Cal., Inc.

Guarantor/Pledgor Signature Page to First Amendment

CROW BROKERAGE COMPANY, INC.
By:	/s/ H. PRYOR BLACKWELL
H. Pryor Blackwell Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

KANSAS CITY REAL ESTATE BROKERAGE, INC.
By:	/s/ H. PRYOR BLACKWELL
H. Pryor Blackwell Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

OREGON OFFICE CONSTRUCTION COMPANY
By:	/s/ CHRISTOPHER J. NELSON
Christopher J. Nelson Vice President
Guarantor/Pledgor Signature Page to First Amendment

TC CHICAGO BROKERAGE, INC.
By:	/s/ STEVEN J. WELLS
Steven J. Wells President
Guarantor/Pledgor Signature Page to First Amendment

TCCNV, INC.
By:	/s/ MATTHEW J. NICKELS, III
Matthew J. Nickels, III Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

TCCT #2, INC.
By:	/s/ MATTHEW J. NICKELS, III
Matthew J. Nickels, III Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

TCDFW #2, INC.
By:	/s/ MATTHEW J. NICKELS, III
Matthew J. Nickels, III Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

TCH #2, INC.
By:	/s/ MATTHEW J. NICKELS, III
Matthew J. Nickels, III Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

TRAMMELL CROW REAL ESTATE SERVICES, INC.
By:	/s/ H. PRYOR BLACKWELL
H. Pryor Blackwell Executive Vice President
Guarantor/Pledgor Signature Page to First Amendment

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  EXHIBIT 10.1.1
FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT
R E C I T A L S
SCHEDULE 1